TACTICAL GROWTH ALOCATION FUND

Class A: TFAEX

Class I: TFAFX

TACTICAL MODERATE ALLOCATION FUND

Class A: TFAMX

Class I: TFAUX

TACTICAL CONSERVATIVE ALLOCATION FUND

Class A: TFALX

Class I: TFAZX

(Each a series of Collaborative Investment Series Trust)

Supplement dated March 24, 2021 to the Statement of Additional Information (“SAI”) dated May 1, 2020, as previously supplemented.

The following supersedes any contrary information contained in any current Statement of Additional Information.

The following is added to the “ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS” section of the Funds’ Statement of Additional Information.

Special Purpose Acquisition Companies

The Funds may invest in companies that have completed a business combination transaction with a Special Purpose Acquisition Company (“SPAC”). SPACs are companies may be unseasoned and lack a trading or operational history, a track record of reporting to investors, and widely available research coverage. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated May 1, 2020 for the Funds, which provides information that you should know about the Funds before investing and should be retained for future references.  These documents are available upon request and without charge by calling 1-800-869-1679.